UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2025, Clearway Energy, Inc. (the “Company”) and Clearway Energy LLC entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (collectively, the “Agents”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of the Company’s Class C common stock, par value $0.01 per share (the “Shares”), from time to time through the Agents, as the Company’s sales agents for the offer and sale of the Shares, up to an aggregate sales price of $100,000,000 (the “ATM Program”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker or directly on or through an electronic communications network at market prices or as otherwise permitted by law. The Company intends to use the net proceeds from the sale of the Shares for general corporate purposes, including the repayment or refinancing of indebtedness and the funding of working capital, capital expenditures, acquisitions and investments. The Company may invest funds not required immediately for such purposes in marketable securities and short-term investments.

The Shares will be issued pursuant to a prospectus supplement, dated August 6, 2025, to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-273804), which became effective upon filing with the Securities and Exchange Commission on August 8, 2023. This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to sell or a solicitation of an offer to buy any security, including the Shares, nor will there be any sales of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release announcing the commencement of the ATM Program. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the offering of the Shares under the Agreement, the Company is filing the opinion of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement. The opinion of Baker Botts L.L.P. is filed as Exhibit 5.1 to this Current Report and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “expect,” “estimate,” “target,” “anticipate,” “forecast,” “plan,” “outlook,” “believe” and similar terms. Such forward-looking statements include, but are not limited to, statements regarding the anticipated consummation of the transactions described above, the anticipated benefits, opportunities and results with respect to such transactions and the Company’s anticipated use of proceeds from the sale of Shares under the ATM Program.

Although the Company believes that the expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to the capital markets generally, whether the Company will offer or sell Shares under the ATM Program and the anticipated use of proceeds.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of August 6, 2025, by and among Clearway Energy, Inc., Clearway Energy LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.
5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)
99.1	Press Release, dated August 6, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Date:  August 6, 2025